Exhibit 10.2

ENTRAVISION COMMUNICATIONS CORPORATION
Executive SEVERANCE AND CHANGE IN CONTROL pLAN

The Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Entravision Communications Corporation (the “Company”) has determined that the Entravision Communications Corporation Executive Severance and Change in Control Plan (this “Plan”) should be adopted to reinforce and encourage the continued attention and dedication of the Company’s Covered Executives (as defined in Section 1 hereof) to their assigned duties in the event of an involuntary termination of employment, either before or after a Change in Control (as defined in Section 1 hereof). Nothing in this Plan shall be construed as creating an express or implied contract of employment and nothing shall alter the “at will” nature of the Covered Executives’ employment with the Company.

1.
Definitions.
(a)
“Accelerated Vesting Date” means (i) in the case of a termination of employment outside of the Change in Control Period, the later of (a) the Covered Executive’s Date of Termination, or (b) the effective date of the Covered Executive’s Separation Agreement and Release; and (ii) in the case of a termination of employment during the Change in Control Period, the later of (a) the Covered Executive’s Date of Termination, (b) the effective date of the Covered Executive’s Separation Agreement and Release, or (c) the Change in Control.

(b)
“Accrued Benefits” means any earned but unpaid salary, unpaid expense reimbursements and accrued but unused vacation, if applicable, which amounts shall be paid to the Covered Executive within the time required by law but in no event more than 30 days after the Date of Termination.

(c)
“Administrator” means the Compensation Committee.

(d)
“Base Salary” means the higher of the Covered Executive’s annual base salary in effect immediately prior to (i) the Covered Executive’s Date of Termination or, if applicable, (ii) the Change in Control, without giving effect to any reduction in annual base salary by the Company prior to such date.

(e)
“Cause” means (i) conduct by the Covered Executive constituting a material act of misconduct in connection with the performance of his or her duties, including, for example, misappropriation of funds or property of the Company or any of its subsidiaries or affiliates other than the occasional, customary and de minimis use of Company property for personal purposes; (ii) the commission by the Covered Executive of any felony or a misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) continued failure by the Covered Executive to perform his or her job duties (other than by reason of the Covered Executive’s physical or mental illness, incapacity or disability) which has continued for more than 30 days following written notice of such non-performance from the Company’s Chief Executive Officer (or, in the case of the Company’s Chief Executive Officer, the Board); (iv) a material breach by the Covered Executive of any restrictive covenant obligation applicable to him or her, including without limitation any confidentiality, noncompetition, non-solicitation or intellectual property assignment obligations; (v) a material violation by the Covered Executive of a material written Company employment policy, provided that if such violation is of a type which can be cured the Covered Executive will have 10 business days to cure such violation following written notice from the Company of such violation; or (vi) the Covered Executive’s failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company to cooperate, or the willful destruction or failure to preserve documents or other materials known to be relevant to such investigation or the inducement of others to fail to cooperate or to produce documents or other materials in connection with such investigation.

(f)
“Change in Control” means the occurrence of any one of the following events: (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by Persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; (iii) a change in the composition of the Board, in any two-year period, such that a majority of the members of the Board are not (A) persons who were directors at the beginning of such period or (B) persons who are elected, or nominated for election, to the Board by an affirmative vote of the majority of such directors (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Board); (iv) any transaction as a result of which any Person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of clause (iv), the term “Person” shall exclude (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary and (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company. A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g)
“Change in Control Period” means the period commencing three months prior to a Change in Control and ending on the second anniversary of the Change in Control.

(h)
“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

(i)
“Code” means the Internal Revenue Code of 1986, as amended.

(j)
“Continuing Obligations” means the Covered Executive’s obligations to the Company pursuant to any agreement relating to confidentiality, assignment of inventions, or other restrictive covenants.

(k)
“Covered Executive” means an executive or employee of the Company and its subsidiaries designated by the Administrator in its discretion to participate in the Plan, and who meets the eligibility requirements set forth in Section 3 of this Plan.

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(l)
“Date of Termination” means the date that a Covered Executive’s employment with the Company (or any successor) ends. Notwithstanding the foregoing, a Covered Executive’s employment shall not be deemed to have been terminated solely as a result of the Covered Executive becoming an employee of any subsidiary of the Company or any direct or indirect successor to the business or assets of the Company.

(m)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)
“Good Reason” means that the Covered Executive has complied with the “Good Reason Process” following the occurrence of any of the following events which have not been consented to in writing by the Covered Executive: (i) a material diminution in the Covered Executive’s responsibilities, authority, duties, reporting relationship or title (provided that (A) a Change in Control of the Company and subsequent conversion of the Company to a division or unit of the surviving or acquiring entity will not result in a material diminution absent a material diminution of the Covered Executive’s responsibilities, authority, duties, reporting relationship or title with respect to such division or unit and (B) a Change in Control of the Company and subsequent conversion of the Company to be a privately held entity will not result in a material diminution absent a material diminution of the Covered Executive’s responsibilities, authority, duties, reporting relationship or title with respect to such new entity (in each case of (A) and (B) so long as such division or subsidiary has assets and operations comparable to the assets and operations of the Company immediately prior to the Change in Control)); (ii) a reduction of the Covered Executive’s annual base salary by more than 10%, except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all senior management employees of the Company; (iii) a change in the geographic location at which the Covered Executive is required to provide services to the Company of more than 30 miles from the location such Covered Executive currently is required to work from; or (iv) the failure of any successor to the Company, or any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, to assume and agree to perform the Company’s obligations under this Plan.

(o)
“Good Reason Process” means that (i) the Covered Executive delivers written notice to the Company of the initial existence of the condition which the Covered Executive believes constitutes Good Reason within 90 days of the initial occurrence of such condition, and which notice specifically identifies such condition; (ii) the Company fails to cure such condition within 30 days after the date the Company receives such notice (the “Cure Period”), and (iii) the Covered Executive actually terminates his or her employment within 30 days after the expiration of the Cure Period and before the Company cures such condition.

(p)
“Group I Executive” means a Covered Executive designated by the Administrator as a Group I Executive.

(q)
“Group II Executive” means a Covered Executive designated by the Administrator as a Group II Executive.

(r)
“Group III Executive” means a Covered Executive designated by the Administrator as a Group III Executive.

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(s)
“Participation Agreement” means an agreement between a Covered Executive and the Company that acknowledges the Covered Executive’s participation in this Plan and sets forth their applicable group designation.

(t)
“Separation Agreement and Release” means a separation agreement and release in a form and manner satisfactory to and provided by the Company that contains, among other provisions, a general release of claims in favor of the Company and related persons and entities, confidentiality, return of property and non-disparagement provisions, a reaffirmation of all of the Covered Executive’s Continuing Obligations, and, if applicable, a confirmation of the Covered Executive’s resignation from all officer, trustee and board member positions that the Covered Executive holds with the Company or any of its respective subsidiaries and affiliates, and shall provide that if the Covered Executive breaches any of the Continuing Obligations, all payments of the severance payments and benefits shall immediately cease and any severance payments and benefits previously provided to Covered Executive pursuant to this Plan shall be repaid to the Company.

(u)
“Target Bonus” means the greater of (i) the Covered Executive’s target annual cash incentive compensation for the then-current year or (ii) the average of the actual cash incentive compensation paid to such Covered Executive by the Company over the last two (2) fiscal years (or such lesser time period if the Covered Executive has not been an employee of the Company for the last two (2) fiscal years).

(v)
“Time-Based Equity Awards” means any stock options, restricted stock units, or other stock-based awards that are subject solely to time-based vesting.

2.
Administration of this Plan

(a)
Administrator. This Plan shall be administered by the Administrator.

(b)
Powers of Administrator. The Administrator shall have all powers necessary to enable it properly to carry out its duties with respect to the complete control of the administration of this Plan. Not in limitation, but in amplification of the foregoing, the Administrator shall have the power and authority in its discretion to:

(i)
construe this Plan to determine all questions that shall arise as to interpretations of this Plan’s provisions;
(ii)
determine which individuals are and are not Covered Executives, including designating them in an applicable Group, determine the benefits to which any Covered Executives may be entitled, the eligibility requirements for participation in this Plan and all other matters pertaining to this Plan;
(iii)
adopt amendments to this Plan which are deemed necessary or desirable to comply with all applicable laws and regulations, including but not limited to Section 409A of the Code and the guidance thereunder;

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(iv)
make all determinations it deems advisable for the administration of this Plan, including the authority and ability to delegate administrative functions to a third party;
(v)
decide all disputes arising in connection with this Plan; and
(vi)
otherwise supervise the administration of this Plan.

3.
Eligibility

All Covered Executives who have executed and submitted to the Company a Participation Agreement are eligible to participate in this Plan (as a member of their designated Group). Following the designation of a Covered Executive as a Group I Executive, Group II Executive or Group III Executive, such Covered Executive may not, without the prior written consent of the Covered Executive, have such Covered Executive’s designation be removed or re-designated to a different group. Notwithstanding the foregoing, if a Covered Executive ceases to be an executive or employee of the Company for any reason other than the termination of such Covered Executive’s employment by the Company without Cause or by the Covered Executive for Good Reason, then such individual shall immediately cease to be a Covered Executive and shall no longer have any rights pursuant to this Plan.

4.
Severance Payments and Benefits

If the employment of a Covered Executive is terminated outside of the Change in Control Period either by the Company without Cause or by the Covered Executive for Good Reason, then, in addition to the Accrued Benefits, and subject to the Covered Executive’s execution of a Separation Agreement and Release and such Separation Agreement and Release becoming irrevocable, all within the time frame set forth in the Separation Agreement and Release but in no event to exceed 60 days from the Date of Termination:

(a)
if the Covered Executive is designated as a Group I Executive:

(i)
the Company shall pay to the Covered Executive an amount equal to the sum of the Covered Executive’s Base Salary plus Target Bonus;

(ii)
the Company shall pay to the Covered Executive a pro-rated annual bonus for the fiscal year in which the Covered Executive’s Date of Termination occurs, determined based on actual Company performance for such fiscal year and multiplied by a fraction equal to (x) the number of days during such fiscal year prior to the Covered Executive’s Date of Termination divided by (y) 365;

(iii)
all Time-Based Equity Awards held by the Covered Executive that would have vested or become non-forfeitable during the 12 month period following the Covered Executive’s Date of Termination if the Covered Executive had remained employed during such period shall immediately accelerate and become fully vested and exercisable or nonforfeitable as of the Accelerated Vesting Date; and

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(iv)
subject to the Covered Executive’s proper election to receive benefits under COBRA, the Company shall pay to the group health plan provider or the COBRA provider a monthly payment equal to the cost of the Covered Executive’s health care coverage at the benefit levels in effect at the time of termination of employment until the earliest of (A) the 12 month anniversary of the Date of Termination; (B) the date that the Covered Executive becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of the Covered Executive’s health continuation rights under COBRA; provided, however, that if the Company determines that it cannot pay such amounts to the group health plan provider or the COBRA provider (if applicable) without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then the Company shall convert such payments to payroll payments directly to the Covered Executive for the time period specified above and such payments to the Covered Executive shall be subject to tax-related deductions and withholdings and paid on the Company’s regular payroll dates.

(b)
if the Covered Executive is designated as a Group II Executive:

(i)
the Company shall pay to the Covered Executive an amount equal to the Covered Executive’s Base Salary;

(ii)
the Company shall pay to the Covered Executive a pro-rated annual bonus for the fiscal year in which the Covered Executive’s Date of Termination occurs, determined based on actual Company performance for such fiscal year and multiplied by a fraction equal to (x) the number of days during such fiscal year prior to the Covered Executive’s Date of Termination divided by (y) 365;

(iii)
all Time-Based Equity Awards held by the Covered Executive that would have vested or become non-forfeitable during the 12 month period following the Covered Executive’s Date of Termination if the Covered Executive had remained employed during such period shall immediately accelerate and become fully vested and exercisable or nonforfeitable as of the Accelerated Vesting Date; and

(iv)
subject to the Covered Executive’s proper election to receive benefits under COBRA, the Company shall pay to the group health plan provider or the COBRA provider a monthly payment equal to the cost of the Covered Executive’s health care coverage at the benefit levels in effect at the time of termination of employment until the earliest of (A) the 12 month anniversary of the Date of Termination; (B) the date that the Covered Executive becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of the Covered Executive’s health continuation rights under COBRA; provided, however, that if the Company determines that it cannot pay such amounts to the group health plan provider or the COBRA provider (if applicable) without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then the Company shall convert such payments to payroll payments directly to the Covered Executive for the time period specified above and such payments to the Covered Executive shall be subject to tax-related deductions and withholdings and paid on the Company’s regular payroll dates.

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(c)
if the Covered Executive is designated as a Group III Executive:

(i)
the Company shall pay to the Covered Executive an amount equal to the Covered Executive’s Base Salary;

(ii)
the Company shall pay to the Covered Executive a pro-rated annual bonus for the fiscal year in which the Covered Executive’s Date of Termination occurs, determined based on actual Company performance for such fiscal year and multiplied by a fraction equal to (x) the number of days during such fiscal year prior to the Covered Executive’s Date of Termination divided by (y) 365;

(iii)
all Time-Based Equity Awards held by the Covered Executive that would have vested or become non-forfeitable during the 12 month period following the Covered Executive’s Date of Termination if the Covered Executive had remained employed during such period shall immediately accelerate and become fully vested and exercisable or nonforfeitable as of the Accelerated Vesting Date; and

(iv)
subject to the Covered Executive’s proper election to receive benefits under COBRA, the Company shall pay to the group health plan provider or the COBRA provider a monthly payment equal to the cost of the Covered Executive’s health care coverage at the benefit levels in effect at the time of termination of employment until the earliest of (A) the 12 month anniversary of the Date of Termination; (B) the date that the Covered Executive becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of the Covered Executive’s health continuation rights under COBRA; provided, however, that if the Company determines that it cannot pay such amounts to the group health plan provider or the COBRA provider (if applicable) without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then the Company shall convert such payments to payroll payments directly to the Covered Executive for the time period specified above and such payments to the Covered Executive shall be subject to tax-related deductions and withholdings and paid on the Company’s regular payroll dates.

The amounts payable under Sections 4(a)(i), 4(b)(i) and 4(c)(i) shall be paid out in single lump sum within 60 days after the Date of Termination; provided, however, that if the 60-day period begins in one calendar year and ends in a second calendar year, such payments, to the extent they qualify as “non-qualified deferred compensation” within the meaning of Section 409A of the Code, shall begin to be paid in the second calendar year by the last day of such 60-day period. The amounts payable under Sections 4(a)(iv), 4(b)(iv) and 4(c)(iv), to the extent taxable, shall be paid out in substantially equal installments in accordance with the Company’s payroll practice over 12 months, commencing within 60 days after the Date of Termination; provided, however, that if the 60-day period begins in one calendar year and ends in a second calendar year, such payments, to the extent they qualify as “non-qualified deferred compensation” within the meaning of Section 409A of the Code, shall begin to be paid in the second calendar year by the last day of such 60-day period; provided, further, that the initial payment shall include a catch-up payment to cover amounts retroactive to the day immediately following the Date of Termination The amounts payable under Sections 4(a)(ii), 4(b)(ii) and 4(c)(ii) shall be paid in one lump sum at the time that the Company pays annual bonuses to similar executives who do not experience a termination of

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employment (but in no event later than March 15 of the calendar year following the Covered Executive’s Date of Termination). Each payment pursuant to this Plan is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2).

5.
Change in Control

Notwithstanding anything to the contrary in any applicable option agreement or other stock-based award agreement, in the event that any stock options, restricted stock units, or other stock-based awards held by a Covered Executive are not assumed, substituted, or continued by the acquiror in connection with a Change in Control pursuant to the terms of the 2004 Equity Incentive Plan, the unvested portion of Time-Based Equity Awards shall immediately accelerate and become fully vested and exercisable or nonforfeitable as of immediately prior to a Change in Control.

6.
Termination in Connection with a Change in Control

If the employment of a Covered Executive is terminated during the Change in Control Period either by the Company without Cause or by the Covered Executive for Good Reason, then, in addition to the Accrued Benefits, subject to the Covered Executive’s execution of a Separation Agreement and Release and such Separation Agreement and Release becoming irrevocable, all within the time frame set forth in the Separation Agreement and Release but in no event to exceed 60 days from the Date of Termination:

(a)
if the Covered Executive is designated as a Group I Executive:

(i)
the Company shall pay to the Covered Executive a lump sum cash amount equal to 1.5 times the sum of the Covered Executive’s Base Salary plus Target Bonus;

(ii)
the Company shall pay to the Covered Executive a pro-rated annual bonus for the fiscal year in which the Covered Executive’s Date of Termination occurs, equal to the Covered Executive’s Target Bonus multiplied by a fraction equal to (x) the number of days during such fiscal year prior to the Covered Executive’s Date of Termination divided by (y) 365;

(iii)
all Time-Based Equity Awards (including any assumed, substituted or continued awards in respect of the Time-Based Equity Awards) held by the Covered Executive shall immediately accelerate and become fully vested and exercisable or nonforfeitable as of the Accelerated Vesting Date; and

(iv)
subject to the Covered Executive’s proper election to receive benefits under COBRA, the Company shall pay to the group health plan provider or the COBRA provider a monthly payment equal to the cost of the Covered Executive’s health care coverage at the benefit levels in effect at the time of termination of employment until the earliest of (A) the 18 month anniversary of the Date of Termination; (B) the date that the Covered Executive becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of the Covered Executive’s health continuation rights under COBRA; provided, however, that if the Company determines that it cannot pay such amounts to the group health plan provider or the COBRA provider (if applicable)

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without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then the Company shall convert such payments to payroll payments directly to the Covered Executive for the time period specified above and such payments to the Covered Executive shall be subject to tax-related deductions and withholdings and paid on the Company’s regular payroll dates.

(b)
if the Covered Executive is designated as a Group II Executive:

(i)
the Company shall pay to the Covered Executive a lump sum cash amount equal to the sum of the Covered Executive’s Base Salary plus Target Bonus;

(ii)
the Company shall pay to the Covered Executive a pro-rated annual bonus for the fiscal year in which the Covered Executive’s Date of Termination occurs, equal to the Covered Executive’s Target Bonus multiplied by a fraction equal to (x) the number of days during such fiscal year prior to the Covered Executive’s Date of Termination divided by (y) 365;

(iii)
all Time-Based Equity Awards (including any assumed, substituted or continued awards in respect of the Time-Based Equity Awards) held by the Covered Executive shall immediately accelerate and become fully vested and exercisable or nonforfeitable as of the Accelerated Vesting Date; and

(iv)
subject to the Covered Executive’s proper election to receive benefits under COBRA, the Company shall pay to the group health plan provider or the COBRA provider a monthly payment equal to the cost of the Covered Executive’s health care coverage at the benefit levels in effect at the time of termination of employment until the earliest of (A) the 12 month anniversary of the Date of Termination; (B) the date that the Covered Executive becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of the Covered Executive’s health continuation rights under COBRA; provided, however, that if the Company determines that it cannot pay such amounts to the group health plan provider or the COBRA provider (if applicable) without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then the Company shall convert such payments to payroll payments directly to the Covered Executive for the time period specified above and such payments to the Covered Executive shall be subject to tax-related deductions and withholdings and paid on the Company’s regular payroll dates.

(c)
if the Covered Executive is designated as a Group III Executive:

(i)
the Company shall pay to the Covered Executive a lump sum cash amount equal to the Covered Executive’s Base Salary;

(ii)
the Company shall pay to the Covered Executive a pro-rated annual bonus for the fiscal year in which the Covered Executive’s Date of Termination occurs, equal to the Covered Executive’s Target Bonus multiplied by a fraction equal to (x) the number of days during such fiscal year prior to the Covered Executive’s Date of Termination divided by (y) 365;

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(iii)
all Time-Based Equity Awards (including any assumed, substituted or continued awards in respect of the Time-Based Equity Awards) held by the Covered Executive shall immediately accelerate and become fully vested and exercisable or nonforfeitable as of the Accelerated Vesting Date; and

(iv)
subject to the Covered Executive’s proper election to receive benefits under COBRA, the Company shall pay to the group health plan provider or the COBRA provider a monthly payment equal to the cost of the Covered Executive’s health care coverage at the benefit levels in effect at the time of termination of employment until the earliest of (A) the 12 month anniversary of the Date of Termination; (B) the date that the Covered Executive becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of the Covered Executive’s health continuation rights under COBRA; provided, however, that if the Company determines that it cannot pay such amounts to the group health plan provider or the COBRA provider (if applicable) without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then the Company shall convert such payments to payroll payments directly to the Covered Executive for the time period specified above and such payments to the Covered Executive shall be subject to tax-related deductions and withholdings and paid on the Company’s regular payroll dates.

The amounts payable under Sections 6(a)(i), 6(a)(ii), 6(b)(i), 6(b)(ii), 6(c)(i) and 6(c)(ii) shall be paid in a single lump sum within 60 days after the Date of Termination; provided, however, that if the 60-day period begins in one calendar year and ends in a second calendar year, such payments, to the extent they qualify as “non-qualified deferred compensation” within the meaning of Section 409A of the Code, shall be paid in the second calendar year by the last day of such 60-day period. The amounts payable under Sections 6(a)(iv), 6(b)(iv) and 6(c)(iv), to the extent taxable, shall be paid out in substantially equal installments in accordance with the Company’s payroll practice over 18 or 12 months (as applicable), commencing within 60 days after the Date of Termination; provided, however, that if the 60-day period begins in one calendar year and ends in a second calendar year, such payments, to the extent they qualify as “non-qualified deferred compensation” within the meaning of Section 409A of the Code, shall begin to be paid in the second calendar year by the last day of such 60-day period; provided, further, that the initial payment shall include a catch-up payment to cover amounts retroactive to the day immediately following the Date of Termination. Each payment pursuant to this Plan is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2).

For the avoidance of doubt, the severance pay and benefits provided in this Section 6 shall apply in lieu of, and expressly supersede, the provisions of Section 4, and no Covered Executive shall be entitled to the severance pay and benefits under both Section 4 and 6 hereof.

7.
General Terms and Conditions.
(a)
In order to effectuate the accelerated vesting contemplated by Sections 4 and 6 of this Plan, the unvested portion of a Covered Executive’s Time-Based Equity Awards that would otherwise be forfeited on the Date of Termination will be delayed until the earlier of (A) the effective date of the Separation Agreement and Release, or (B) the date that the Separation

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Agreement Release can no longer become fully effective (at which time the unvested portion of the Covered Executive’s Time-Based Equity Awards will be forfeited). Notwithstanding the foregoing, other than the acceleration set forth in Sections 4 and 6 of this Plan, no additional vesting of any Time-Based Equity Awards shall occur during the period between the applicable Date of Termination and the applicable Accelerated Vesting Date.
(b)
Tax Withholding. All payments made by the Company (including any successor) under this Plan shall be subject to any tax or other amounts required to be withheld by the Company under applicable law.
(c)
Clawback. All payments under this Plan shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with any clawback, forfeiture or similar policy adopted by the Board or the Administrator and as in effect from time to time as required by applicable law.
(d)
Section 409A.
(i)
Anything in this Plan to the contrary notwithstanding, if at the time of the Covered Executive’s “separation from service” within the meaning of Section 409A of the Code, the Company determines that the Covered Executive is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, then to the extent any payment or benefit that the Covered Executive becomes entitled to under this Plan would be considered deferred compensation subject to the 20 percent additional tax imposed pursuant to Section 409A(a) of the Code as a result of the application of Section 409A(a)(2)(B)(i) of the Code, such payment shall not be payable and such benefit shall not be provided until the date that is the earlier of (i) six months and one day after the Covered Executive’s separation from service, or (ii) the Covered Executive’s death. If any such delayed cash payment is otherwise payable on an installment basis, the first payment shall include a catch-up payment covering amounts that would otherwise have been paid during the six-month period but for the application of this provision, and the balance of the installments shall be payable in accordance with their original schedule.
(ii)
The parties intend that this Plan will be administered in accordance with Section 409A of the Code and that all amounts payable hereunder shall be exempt from the requirements of such section to the greatest extent possible. To the extent that any provision of this Plan is not exempt from Section 409A of the Code and ambiguous as to its compliance with Section 409A of the Code, the provision shall be read in such a manner to comply with Section 409A of the Code. Each payment pursuant to this Plan is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A‑2(b)(2). The parties agree that this Plan may be amended, as reasonably requested by either party, and as may be necessary to fully comply with Section 409A of the Code and all related rules and regulations in order to preserve the payments and benefits provided hereunder without additional cost to either party.
(iii)
To the extent that any payment or benefit described in this Plan constitutes “non-qualified deferred compensation” under Section 409A of the Code, and to the extent that such payment or benefit is payable upon the Covered Executive’s termination of employment, then such payments or benefits shall be payable only upon the Covered

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Executive’s “separation from service.” The determination of whether and when a separation from service has occurred shall be made in accordance with the presumptions set forth in Treasury Regulation Section 1.409A-1(h).
(iv)
All in-kind benefits provided and expenses eligible for reimbursement under this Plan shall be provided by the Company or incurred by the Covered Executive during the time periods set forth in this Plan. All reimbursements shall be paid as soon as administratively practicable, but in no event shall any reimbursement be paid after the last day of the taxable year following the taxable year in which the expense was incurred. The amount of in-kind benefits provided or reimbursable expenses incurred in one taxable year shall not affect the in-kind benefits to be provided or the expenses eligible for reimbursement in any other taxable year (except for any lifetime or other aggregate limitation applicable to medical expenses). Such right to reimbursement or in-kind benefits is not subject to liquidation or exchange for another benefit.
(v)
The Company makes no representation or warranty and shall have no liability to any Covered Executive or any other person if any provisions of this Plan are determined to constitute deferred compensation subject to Section 409A of the Code but do not satisfy an exemption from, or the conditions of, such Section.

(e)
Additional Limitation.
(i)
Anything in this Plan to the contrary notwithstanding, in the event that the amount of any compensation, payment or distribution by the Company to or for the benefit of any Covered Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise, calculated in a manner consistent with Section 280G of the Code, and the applicable regulations thereunder (the “Aggregate Payments”), would be subject to the excise tax imposed by Section 4999 of the Code, then the Aggregate Payments shall be reduced (but not below zero) so that the sum of all of the Aggregate Payments shall be $1.00 less than the amount at which the Covered Executive becomes subject to the excise tax imposed by Section 4999 of the Code; provided that such reduction shall only occur if it would result in the Covered Executive receiving a higher After Tax Amount (as defined below) than the Covered Executive would receive if the Aggregate Payments were not subject to such reduction. In such event, the Aggregate Payments shall be reduced in the following order, in each case, in reverse chronological order beginning with the Aggregate Payments that are to be paid the furthest in time from consummation of the transaction that is subject to Section 280G of the Code: (1) cash payments not subject to Section 409A of the Code; (2) cash payments subject to Section 409A of the Code; (3) equity-based payments and acceleration; and (4) non-cash forms of benefits; provided that, in the case of all the foregoing Aggregate Payments, all amounts or payments that are not subject to calculation under Treas. Reg. §1.280G-1, Q&A-24(b) or (c) shall be reduced before any amounts that are subject to calculation under Treas. Reg. §1.280G-1, Q&A-24(b) or (c).
(ii)
For purposes of this Section 6(c), the “After Tax Amount” means the amount of the Aggregate Payments less all federal, state, and local income, excise and employment taxes

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imposed on the Covered Executive as a result of the Covered Executive’s receipt of the Aggregate Payments. For purposes of determining the After Tax Amount, the Covered Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation applicable to individuals for the calendar year in which the determination is to be made, and state and local income taxes at the highest marginal rates of individual taxation in each applicable state and locality, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.
(iii)
The determination as to whether a reduction in the Aggregate Payments shall be made pursuant to Section 6(c)(i) shall be made by an accounting firm or other similar expert selected by the Company (the “Accounting Firm”), which shall provide detailed supporting calculations both to the Company and the Covered Executive within 15 business days of the Date of Termination, if applicable, or at such earlier time as is reasonably requested by the Company or the Covered Executive.
(f)
Unfunded Plan. This Plan shall be unfunded and shall not create (or be construed to create) a trust or separate fund. Likewise, this Plan shall not establish any fiduciary relationship between the Company or any of its subsidiaries or affiliates and any Covered Executive.
(g)
Notices. Any notices, requests, demands, and other communications provided for by this Plan shall be sufficient if in writing and delivered in person or sent by registered or certified mail, postage prepaid, to a Covered Executive at the last address the Covered Executive has filed in writing with the Company, or to the Company at the following physical or email address:

(i) if the Covered Executive is not the Chief Executive Officer of the Company:

Attention: Chief Executive Officer

Entravision Communications Corporation

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

with a copy to:

Attention: General Counsel

Entravision Communications Corporation

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

(ii) if the Covered Executive is the Chief Executive Officer of the Company:

Attention: Chair of the Board of Directors

Entravision Communications Corporation

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

with a copy to:

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Attention: General Counsel

Entravision Communications Corporation

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

(h)
No Mitigation. Covered Executives are not required to seek other employment or to attempt in any way to reduce any amounts payable to a Covered Executive under this Plan, and amounts payable under this Plan shall not be reduced in the event a Covered Executive enters into new employment or other compensated services.
(i)
Benefits and Burdens. This Plan shall inure to the benefit of and be binding upon the Company and the Covered Executives, their respective successors, executors, administrators, heirs and permitted assigns. In the event of a Covered Executive’s death after a termination of employment but prior to the completion of all payments due to him or her under this Plan, the Company (or its successor) shall continue such payments to the Covered Executive’s beneficiary designated in writing to the Company prior to his or her death (or to his or her estate, if the Covered Executive fails to make such designation).
(j)
Enforceability. If any portion or provision of this Plan shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Plan, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Plan shall be valid and enforceable to the fullest extent permitted by law.
(k)
Waiver. No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party. The failure of any party to require the performance of any term or obligation of this Plan, or the waiver by any party of any breach of this Plan, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.
(l)
Non-Duplication of Benefits and Effect on Other Plans. Notwithstanding any other provision in this Plan to the contrary, the benefits provided hereunder shall be in lieu of any other severance payments and/or benefits provided by the Company, including, without limitation, any such payments and/or benefits pursuant to an employment agreement or offer letter between the Company and the Covered Executive.
(m)
No Contract of Employment. Nothing in this Plan shall be construed as giving any Covered Executive any right to be retained in the employ of the Company or shall affect the terms and conditions of a Covered Executive’s employment with the Company.
(n)
Amendment or Termination of Plan. The Company may amend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the designation, eligibility, rights or benefits of any Covered Executive without the Covered Executive’s written consent.
(o)
Obligations of Successors. In addition to any obligations imposed by law upon any successor to the Company, any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company shall

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expressly assume and agree to perform this Plan in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.
(p)
Governing Law. This Plan shall be construed in accordance with and governed by the laws of the State of California, without regard to principles of conflict of laws of such state.
(q)
Effective Date. This Plan is effective as of the date it is adopted by the Administrator.

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